                                                                    EXHIBIT 99.3

                         [WESTPOINT STEVENS LETTERHEAD]

                               WESTPOINT STEVENS

Craig J. Berlin
Corporate Credit Director
Senior Credit Officer


                                                               February 13, 1997


TO:  Chemical Bank
     The First National Bank of Chicago
     WPS Receivables Corporation
     Standard & Poor's Ratings Group
     Moody's Investor Services

     WESTPOINT STEVENS INC. (the "Servicer") herby certifies that:

     1. This Certificate is being delivered pursuant to Section 3.06 of the Pooling and Servicing Agreement, dated as of December 10, 1993, and amended and restated as of May 27, 1994 (as the same may be amended, supplemented, amended and restated or otherwise modified from time to time, the "Agreement"), among WPS Receivables Corporation, as Transferor, the Servicer, and Chemical Bank, as the Trustee.

     2. As of the date of this Certificate, the Authorized Officer (as defined in the Agreement) that is executing this Certificate is not aware of the occurrence and continuance of any Liquidation Event, Unmatured Liquidation Event or Pay-Out Event (each as defined in the Agreement).

     IN WITNESS WHEREOF, the Servicer has caused this Certificate to be executed by its duly authorized officer this 13th day of February, 1997.


                                       WESTPOINT STEVENS INC.



                                       BY:/s/ Craig J. Berlin
                                          -----------------------------
                                          Craig J. Berlin
                                          Corporate Credit Director
                                          Senior Credit Officer



CJB/zkp

                         [WESTPOINT STEVENS LETTERHEAD]

                               WESTPOINT STEVENS

Craig J. Berlin
Corporate Credit Director
Senior Credit Officer


                                                               March 14, 1997


TO:  Chemical Bank
     The First National Bank of Chicago
     WPS Receivables Corporation
     Standard & Poor's Ratings Group
     Moody's Investor Services

     WESTPOINT STEVENS INC. (the "Servicer") herby certifies that:

     1. This Certificate is being delivered pursuant to Section 3.06 of the Pooling and Servicing Agreement, dated as of December 10, 1993, and amended and restated as of May 27, 1994 (as the same may be amended, supplemented, amended and restated or otherwise modified from time to time, the "Agreement"), among WPS Receivables Corporation, as Transferor, the Servicer, and Chemical Bank, as the Trustee.

     2. As of the date of this Certificate, the Authorized Officer (as defined in the Agreement) that is executing this Certificate is not aware of the occurrence and continuance of any Liquidation Event, Unmatured Liquidation Event or Pay-Out Event (each as defined in the Agreement).

     IN WITNESS WHEREOF, the Servicer has caused this Certificate to be executed by its duly authorized officer this 14th day of March, 1997.


                                       WESTPOINT STEVENS INC.



                                       BY:/s/ Craig J. Berlin
                                          -----------------------------
                                          Craig J. Berlin
                                          Corporate Credit Director
                                          Senior Credit Officer



CJB/zkp

                         [WESTPOINT STEVENS LETTERHEAD]

                               WESTPOINT STEVENS

Craig J. Berlin
Corporate Credit Director
Senior Credit Officer


                                                                  April 15, 1997


TO:  Chemical Bank
     The First National Bank of Chicago
     WPS Receivables Corporation
     Standard & Poor's Ratings Group
     Moody's Investor Services

     WESTPOINT STEVENS INC. (the "Servicer") herby certifies that:

     1. This Certificate is being delivered pursuant to Section 3.06 of the Pooling and Servicing Agreement, dated as of December 10, 1993, and amended and restated as of May 27, 1994 (as the same may be amended, supplemented, amended and restated or otherwise modified from time to time, the "Agreement"), among WPS Receivables Corporation, as Transferor, the Servicer, and Chemical Bank, as the Trustee.

     2. As of the date of this Certificate, the Authorized Officer (as defined in the Agreement) that is executing this Certificate is not aware of the occurrence and continuance of any Liquidation Event, Unmatured Liquidation Event or Pay-Out Event (each as defined in the Agreement).

     IN WITNESS WHEREOF, the Servicer has caused this Certificate to be executed by its duly authorized officer this 15th day of April, 1997.


                                       WESTPOINT STEVENS INC.



                                       BY:/s/ Craig J. Berlin
                                          -----------------------------
                                          Craig J. Berlin
                                          Corporate Credit Director
                                          Senior Credit Officer



CJB/zkp

                         [WESTPOINT STEVENS LETTERHEAD]

                               WESTPOINT STEVENS

Craig J. Berlin
Corporate Credit Director
Senior Credit Officer


                                                                    May 15, 1997


TO:  Chemical Bank
     The First National Bank of Chicago
     WPS Receivables Corporation
     Standard & Poor's Ratings Group
     Moody's Investor Services

     WESTPOINT STEVENS INC. (the "Servicer") herby certifies that:

     1. This Certificate is being delivered pursuant to Section 3.06 of the Pooling and Servicing Agreement, dated as of December 10, 1993, and amended and restated as of May 27, 1994 (as the same may be amended, supplemented, amended and restated or otherwise modified from time to time, the "Agreement"), among WPS Receivables Corporation, as Transferor, the Servicer, and Chemical Bank, as the Trustee.

     2. As of the date of this Certificate, the Authorized Officer (as defined in the Agreement) that is executing this Certificate is not aware of the occurrence and continuance of any Liquidation Event, Unmatured Liquidation Event or Pay-Out Event (each as defined in the Agreement).

     IN WITNESS WHEREOF, the Servicer has caused this Certificate to be executed by its duly authorized officer this 15th day of May, 1997.


                                       WESTPOINT STEVENS INC.



                                       BY:/s/ Craig J. Berlin
                                          -----------------------------
                                          Craig J. Berlin
                                          Corporate Credit Director
                                          Senior Credit Officer



CJB/zkp

                         [WESTPOINT STEVENS LETTERHEAD]

                               WESTPOINT STEVENS

Craig J. Berlin
Corporate Credit Director
Senior Credit Officer


                                                                   June 13, 1997


TO:  Chemical Bank
     The First National Bank of Chicago
     WPS Receivables Corporation
     Standard & Poor's Ratings Group
     Moody's Investor Services

     WESTPOINT STEVENS INC. (the "Servicer") herby certifies that:

     1. This Certificate is being delivered pursuant to Section 3.06 of the Pooling and Servicing Agreement, dated as of December 10, 1993, and amended and restated as of May 27, 1994 (as the same may be amended, supplemented, amended and restated or otherwise modified from time to time, the "Agreement"), among WPS Receivables Corporation, as Transferor, the Servicer, and Chemical Bank, as the Trustee.

     2. As of the date of this Certificate, the Authorized Officer (as defined in the Agreement) that is executing this Certificate is not aware of the occurrence and continuance of any Liquidation Event, Unmatured Liquidation Event or Pay-Out Event (each as defined in the Agreement).

     IN WITNESS WHEREOF, the Servicer has caused this Certificate to be executed by its duly authorized officer this 13th day of June, 1997.


                                       WESTPOINT STEVENS INC.



                                       BY:/s/ Craig J. Berlin
                                          -----------------------------
                                          Craig J. Berlin
                                          Corporate Credit Director
                                          Senior Credit Officer



CJB/zkp

                         [WESTPOINT STEVENS LETTERHEAD]

                               WESTPOINT STEVENS

Craig J. Berlin
Corporate Credit Director
Senior Credit Officer


                                                                   July 11, 1997


TO:  Chemical Bank
     The First National Bank of Chicago
     WPS Receivables Corporation
     Standard & Poor's Ratings Group
     Moody's Investor Services

     WESTPOINT STEVENS INC. (the "Servicer") herby certifies that:

     1. This Certificate is being delivered pursuant to Section 3.06 of the Pooling and Servicing Agreement, dated as of December 10, 1993, and amended and restated as of May 27, 1994 (as the same may be amended, supplemented, amended and restated or otherwise modified from time to time, the "Agreement"), among WPS Receivables Corporation, as Transferor, the Servicer, and Chemical Bank, as the Trustee.

     2. As of the date of this Certificate, the Authorized Officer (as defined in the Agreement) that is executing this Certificate is not aware of the occurrence and continuance of any Liquidation Event, Unmatured Liquidation Event or Pay-Out Event (each as defined in the Agreement).

     IN WITNESS WHEREOF, the Servicer has caused this Certificate to be executed by its duly authorized officer this 11th day of July, 1997.


                                       WESTPOINT STEVENS INC.



                                       BY:/s/ Craig J. Berlin
                                          -----------------------------
                                          Craig J. Berlin
                                          Corporate Credit Director
                                          Senior Credit Officer



CJB/zkp

                         [WESTPOINT STEVENS LETTERHEAD]


                               WESTPOINT STEVENS

                                August 15, 1997


Craig J. Berlin
Corporate Credit Director
Senior Credit Officer





TO:  Chemical Bank
     The First National Bank of Chicago
     WPS Receivables Corporation
     Standard & Poor's Ratings Group
     Moody's Investor Services

     WESTPOINT STEVENS INC. (the "Servicer") herby certifies that:

     1. This Certificate is being delivered pursuant to Section 3.06 of the Pooling and Servicing Agreement, dated as of December 10, 1993, and amended and restated as of May 27, 1994 (as the same may be amended, supplemented, amended and restated or otherwise modified from time to time, the "Agreement"), among WPS Receivables Corporation, as Transferor, the Servicer, and Chemical Bank, as the Trustee.

     2. As of the date of this Certificate, the Authorized Officer (as defined in the Agreement) that is executing this Certificate is not aware of the occurrence and continuance of any Liquidation Event, Unmatured Liquidation Event or Pay-Out Event (each as defined in the Agreement).

     IN WITNESS WHEREOF, the Servicer has caused this Certificate to be executed by its duly authorized officer this 15th day of August, 1997.


                                       WESTPOINT STEVENS INC.



                                       BY:/s/ Craig J. Berlin
                                          -----------------------------
                                          Craig J. Berlin
                                          Corporate Credit Director
                                          Senior Credit Officer



CJB/leb

                         [WESTPOINT STEVENS LETTERHEAD]

                               WESTPOINT STEVENS

Craig J. Berlin
Corporate Credit Director
Senior Credit Officer


                                                              September 15, 1997


TO:  Chemical Bank
     The First National Bank of Chicago
     WPS Receivables Corporation
     Standard & Poor's Ratings Group
     Moody's Investor Services

     WESTPOINT STEVENS INC. (the "Servicer") herby certifies that:

     1. This Certificate is being delivered pursuant to Section 3.06 of the Pooling and Servicing Agreement, dated as of December 10, 1993, and amended and restated as of May 27, 1994 (as the same may be amended, supplemented, amended and restated or otherwise modified from time to time, the "Agreement"), among WPS Receivables Corporation, as Transferor, the Servicer, and Chemical Bank, as the Trustee.

     2. As of the date of this Certificate, the Authorized Officer (as defined in the Agreement) that is executing this Certificate is not aware of the occurrence and continuance of any Liquidation Event, Unmatured Liquidation Event or Pay-Out Event (each as defined in the Agreement).

     IN WITNESS WHEREOF, the Servicer has caused this Certificate to be executed by its duly authorized officer this 15th day of September, 1997.


                                       WESTPOINT STEVENS INC.



                                       BY:/s/ Craig J. Berlin
                                          -----------------------------
                                          Craig J. Berlin
                                          Corporate Credit Director
                                          Senior Credit Officer



CJB/zkp

                         [WESTPOINT STEVENS LETTERHEAD]

                               WESTPOINT STEVENS

Craig J. Berlin
Corporate Credit Director
Senior Credit Officer


                                                               October 15, 1997


TO:  Chemical Bank
     The First National Bank of Chicago
     WPS Receivables Corporation
     Standard & Poor's Ratings Group
     Moody's Investor Services

     WESTPOINT STEVENS INC. (the "Servicer") herby certifies that:

     1. This Certificate is being delivered pursuant to Section 3.06 of the Pooling and Servicing Agreement, dated as of December 10, 1993, and amended and restated as of May 27, 1994 (as the same may be amended, supplemented, amended and restated or otherwise modified from time to time, the "Agreement"), among WPS Receivables Corporation, as Transferor, the Servicer, and Chemical Bank, as the Trustee.

     2. As of the date of this Certificate, the Authorized Officer (as defined in the Agreement) that is executing this Certificate is not aware of the occurrence and continuance of any Liquidation Event, Unmatured Liquidation Event or Pay-Out Event (each as defined in the Agreement).

     IN WITNESS WHEREOF, the Servicer has caused this Certificate to be executed by its duly authorized officer this 15th day of October, 1997.


                                       WESTPOINT STEVENS INC.



                                       BY:/s/ Craig J. Berlin
                                          -----------------------------
                                          Craig J. Berlin
                                          Corporate Credit Director
                                          Senior Credit Officer



CJB/zkp

                         [WESTPOINT STEVENS LETTERHEAD]

                               WESTPOINT STEVENS

Craig J. Berlin
Corporate Credit Director
Senior Credit Officer


                                                               November 14, 1997


TO:  Chemical Bank
     The First National Bank of Chicago
     WPS Receivables Corporation
     Standard & Poor's Ratings Group
     Moody's Investor Services

     WESTPOINT STEVENS INC. (the "Servicer") herby certifies that:

     1. This Certificate is being delivered pursuant to Section 3.06 of the Pooling and Servicing Agreement, dated as of December 10, 1993, and amended and restated as of May 27, 1994 (as the same may be amended, supplemented, amended and restated or otherwise modified from time to time, the "Agreement"), among WPS Receivables Corporation, as Transferor, the Servicer, and Chemical Bank, as the Trustee.

     2. As of the date of this Certificate, the Authorized Officer (as defined in the Agreement) that is executing this Certificate is not aware of the occurrence and continuance of any Liquidation Event, Unmatured Liquidation Event or Pay-Out Event (each as defined in the Agreement).

     IN WITNESS WHEREOF, the Servicer has caused this Certificate to be executed by its duly authorized officer this 14th day of November, 1997.


                                       WESTPOINT STEVENS INC.



                                       BY:/s/ Craig J. Berlin
                                          -----------------------------
                                          Craig J. Berlin
                                          Corporate Credit Director
                                          Senior Credit Officer



CJB/zkp

                         [WESTPOINT STEVENS LETTERHEAD]

                               WESTPOINT STEVENS

Craig J. Berlin
Corporate Credit Director
Senior Credit Officer


                                                               December 14, 1997


TO:  Chemical Bank
     The First National Bank of Chicago
     WPS Receivables Corporation
     Standard & Poor's Ratings Group
     Moody's Investor Services

     WESTPOINT STEVENS INC. (the "Servicer") herby certifies that:

     1. This Certificate is being delivered pursuant to Section 3.06 of the Pooling and Servicing Agreement, dated as of December 10, 1993, and amended and restated as of May 27, 1994 (as the same may be amended, supplemented, amended and restated or otherwise modified from time to time, the "Agreement"), among WPS Receivables Corporation, as Transferor, the Servicer, and Chemical Bank, as the Trustee.

     2. As of the date of this Certificate, the Authorized Officer (as defined in the Agreement) that is executing this Certificate is not aware of the occurrence and continuance of any Liquidation Event, Unmatured Liquidation Event or Pay-Out Event (each as defined in the Agreement).

     IN WITNESS WHEREOF, the Servicer has caused this Certificate to be executed by its duly authorized officer this 14th day of December, 1997.


                                       WESTPOINT STEVENS INC.



                                       BY:/s/ Craig J. Berlin
                                          -----------------------------
                                          Craig J. Berlin
                                          Corporate Credit Director
                                          Senior Credit Officer



CJB/zkp

                         [WESTPOINT STEVENS LETTERHEAD]

                               WESTPOINT STEVENS

Craig J. Berlin
Corporate Credit Director
Senior Credit Officer


                                                                January 15, 1998


TO:  Chemical Bank
     The First National Bank of Chicago
     WPS Receivables Corporation
     Standard & Poor's Ratings Group
     Moody's Investor Services

     WESTPOINT STEVENS INC. (the "Servicer") herby certifies that:

     1. This Certificate is being delivered pursuant to Section 3.06 of the Pooling and Servicing Agreement, dated as of December 10, 1993, and amended and restated as of May 27, 1994 (as the same may be amended, supplemented, amended and restated or otherwise modified from time to time, the "Agreement"), among WPS Receivables Corporation, as Transferor, the Servicer, and Chemical Bank, as the Trustee.

     2. As of the date of this Certificate, the Authorized Officer (as defined in the Agreement) that is executing this Certificate is not aware of the occurrence and continuance of any Liquidation Event, Unmatured Liquidation Event or Pay-Out Event (each as defined in the Agreement).

     IN WITNESS WHEREOF, the Servicer has caused this Certificate to be executed by its duly authorized officer this 15th day of January, 1998.


                                       WESTPOINT STEVENS INC.



                                       BY:/s/ Craig J. Berlin
                                          -----------------------------
                                          Craig J. Berlin
                                          Corporate Credit Director
                                          Senior Credit Officer



CJB/zkp